UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A


                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              ss. 240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                        PennFed Financial Services, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:

--------------------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     3)   Filing Party:

--------------------------------------------------------------------------------
     4)   Date Filed:

--------------------------------------------------------------------------------

                               September 22, 2006


Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of PennFed Financial Services, Inc., we cordially invite you to attend the Annual Meeting of Stockholders of the Company. The Meeting will be held at 10:00 a.m., local time, on Thursday, October 26, 2006, at Mayfair Farms, located at 481 Eagle Rock Avenue, West Orange, New Jersey.

         An important aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon (i) the election of two directors of the Company and (ii) the ratification of the appointment of the Company's independent registered public accounting firm. In addition, the Meeting will include management's report to you on the Company's fiscal 2006 financial and operating performance.

         We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. If your shares are held through a bank or broker, check your proxy card to see if you can also vote by telephone or via the internet. Voting as early as possible will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

         Your Board of Directors and management are committed to the continued success of PennFed Financial Services, Inc., and the enhancement of your investment. As President, I want to express my appreciation for your confidence and support.

                                                       Very truly yours,

                                                       /s/ Joseph L. LaMonica

                                                       Joseph L. LaMonica
                                                       President and Chief
                                                        Executive Officer

                        PENNFED FINANCIAL SERVICES, INC.
                              622 Eagle Rock Avenue
                       West Orange, New Jersey 07052-2989
                                 (973) 669-7366

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 26, 2006

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of PennFed Financial Services, Inc. (the "Company") will be held at Mayfair Farms, located at 481 Eagle Rock Avenue, West Orange, New Jersey, at 10:00 a.m., local time, on Thursday, October 26, 2006.

         A proxy card and a proxy statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

                  1.       the election of two directors of the Company;

                  2. the ratification of the appointment of KPMG LLP as independent registered public accounting firm for the Company for the fiscal year ending June 30, 2007;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on September 1, 2006 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. If you hold your shares through a bank or broker, check your proxy card to see whether you can also vote by telephone or via the internet. Your proxy will not be used if you attend and vote at the Meeting in person.

                                           By Order of the Board of Directors

                                           /s/ William C. Anderson

                                           William C. Anderson
                                           Chairman of the Board
West Orange, New Jersey
September 22, 2006

--------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                        PENNFED FINANCIAL SERVICES, INC.
                              622 Eagle Rock Avenue
                       West Orange, New Jersey 07052-2989
                                 (973) 669-7366

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 26, 2006

         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of PennFed Financial Services, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at Mayfair Farms, located at 481 Eagle Rock Avenue, West Orange, New Jersey, on Thursday, October 26, 2006, at 10:00 a.m., local time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are first being mailed to stockholders on or about September 22, 2006. Certain of the information provided in this Proxy Statement relates to Penn Federal Savings Bank ("Penn Federal" or the "Bank"), a wholly owned subsidiary of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of two directors of the Company and (ii) the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2007.

Vote Required and Proxy Information

         All shares of the Company's common stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the election of the nominees named in this Proxy Statement and for the ratification of the appointment of KPMG LLP. The Company does not know of any matters, other than as described in the Notice of Annual Meeting of Stockholders, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the Board of Directors, as proxy for the stockholder, will have the discretion to vote on such matters in accordance with its best judgment.

         Directors will be elected by a plurality of the votes cast. The ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the matter. In the election of directors, stockholders may either vote "FOR" both nominees for election or withhold their votes from either nominee or both nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast. On the proposal to ratify the appointment of the independent registered public accounting firm, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. Abstentions will have the same effect as votes against this proposal and broker non-votes will have no effect on this proposal. The holders of at least one- third of the outstanding shares of the common stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Proxies marked to abstain, votes withheld (in the election of directors) and broker non-votes will be counted for purposes of determining a quorum.

         A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by stockholders of record by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting;

or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy must be delivered to Patrick D. McTernan, Secretary, PennFed Financial Services, Inc., 622 Eagle Rock Avenue, West Orange, New Jersey 07052-2989. A person holding shares through a bank, broker or other nominee must follow the instructions of the bank, broker or other nominee in order to revoke a proxy.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on September 1, 2006 will be entitled to one vote for each share then held. As of that date, the Company had 12,848,722 shares of common stock issued and outstanding. The following table sets forth, as of September 1, 2006, information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's common stock; (ii) each of the executive officers of the Company and the Bank who do not beneficially own more than five percent of the common stock but who are named in the "Summary Compensation Table" below; and (iii) all directors and executive officers of the Company and the Bank as a group. For information regarding the beneficial ownership of common stock by directors of the Company, see "Proposal I. Election of Directors--General."

                                                         Shares         Percent
                                                      Beneficially        of
          Beneficial Owner                               Owned           Class
---------------------------------------               ------------      -------
Penn Federal Savings Bank                             1,640,069(1)       12.76%
401(k) Employee Stock Ownership Plan
622 Eagle Rock Avenue
West Orange, New Jersey 07052-2989

Private Capital Management, L.P.                      1,183,535(2)        9.21%
Bruce S. Sherman
Gregg J. Powers
8889 Pelican Bay Boulevard
Naples, Florida 34108

Tontine Partners, L.P.                                1,078,000(3)        8.39%
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
Tontine Overseas Associates, L.L.C.
Jeffrey L. Gendell
55 Railroad Avenue
3rd Floor
Greenwich, Connecticut 06830

John Hancock Financial Services, Inc.                   741,000(4)        5.77%
John Hancock Life Insurance Company and
John Hancock Subsidiaries LLC
P.O. Box 111
Boston, Massachusetts 02117
       and

The Berkeley Financial Group and
John Hancock Advisors, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199

William C. Anderson                                     720,802(5)        5.48%
Chairman of the Board of Directors

Joseph L. LaMonica                                      876,112(6)        6.72%
President and Chief
Executive Officer

                                                         Shares         Percent
                                                      Beneficially        of
          Beneficial Owner                               Owned           Class
---------------------------------------               ------------      -------
Patrick D. McTernan                                     277,380(6)       2.15%
Senior Executive Vice President,
General Counsel and Secretary

Jeffrey J. Carfora                                      166,331(6)       1.29%
Senior Executive Vice President and
Chief Operating Officer

Claire M. Chadwick                                       59,054(6)       0.46%
Senior Executive Vice President and
Chief Financial Officer

Maria F. Magurno                                         40,926(6)       0.32%
Executive Vice President and
Residential Lending Group Executive of the Bank

Directors and executive officers                      2,744,446(7)      20.18%
of the Company and the Bank
as a group (10 persons)

                                footnotes follow

--------------
(1) The Penn Federal Savings Bank 401(k) Employee Stock Ownership Plan (the "KSOP") holds an aggregate of 1,640,069 shares of common stock, comprised of 1,590,577 shares allocated to participant Employee Stock Ownership Plan ("ESOP") accounts, and 49,492 shares held in participant 401(k) accounts. The KSOP does not hold any ESOP shares that have not been allocated to participant ESOP accounts. Participants have the right to direct the voting of the shares held in their KSOP accounts. To the extent participants do not exercise their voting rights with respect to their shares, such shares may be voted by the KSOP Trustee, Prudential Bank and Trust FSB, as directed by the KSOP Administrator, Penn Federal Savings Bank.

(2) As reported by Private Capital Management, L.P. ("PCM"), Bruce S. Sherman and Gregg J. Powers in an amendment to a Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on February 14, 2006. Mr. Sherman is the Chief Executive Officer of PCM and Mr. Powers is the President of PCM. With respect to the 1,183,535 shares listed, PCM and Mr. Powers each reported shared voting and dispositive powers over 1,138,935 shares, and Mr. Sherman reported sole voting and dispositive powers over 44,600 shares and shared voting and dispositive powers over 1,138,935 shares.

(3) As reported by Tontine Partners, L.P. ("TP"), Tontine Financial Partners, L.P. ("TF"), Tontine Management, L.L.C. ("TM"), Tontine Overseas Associates, L.L.C. ("TO") and Jeffrey L. Gendell in an amendment to a
      Schedule 13G filed with the SEC on February 14, 2006. TM is general partner of TF and TP and Mr. Gendell serves as the managing member of TM and TO. With respect to the 1,078,000 shares listed, TP reported shared voting and dispositive powers over 161,680 shares, TF reported shared voting and dispositive powers over 751,600 shares, TM reported shared voting and dispositive powers over 913,280 shares, TO reported shared voting and dispositive powers over 164,720 shares and Mr. Gendell reported shared voting and dispositive powers over all 1,078,000 shares.

(4) As reported by John Hancock Financial Services, Inc. ("JHFS"), JHFS's wholly-owned subsidiary, John Hancock Life Insurance Company ("JHLIC"), JHLIC's wholly-owned subsidiary, John Hancock Subsidiaries, LLC ("JHS"), JHS's wholly-owned subsidiary, The Berkeley Financial Group ("TBFG"), and TBFG's wholly-owned subsidiary, John Hancock Advisers, Inc., ("JHA") in an amendment to a Schedule 13G filed with the SEC on February 4, 2002. JHFS, JHLIC, JHS, and TBFG reported indirect beneficial ownership of these shares. JHA reported sole voting and dispositive powers as to all of such shares.

(5) Includes 307,200 shares which Mr. Anderson has the right to acquire pursuant to stock options that are currently exercisable.

(6) Includes shares held directly, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain members of the officers' families, by trusts of which the officer is a trustee or substantial beneficiary, with respect to which the officer may be deemed to have sole or shared voting and/or dispositive powers. Also includes 195,000, 54,168, 36,168, 22,000 and 20,000 shares which Mr.
      LaMonica, Mr. McTernan, Mr. Carfora, Ms. Chadwick and Ms. Magurno, respectively, have the right to acquire pursuant to stock options that are currently exercisable, and 56,408, 56,408, 48,405, 29,964 and 20,314 shares allocated to the ESOP accounts of Mr. LaMonica, Mr. McTernan, Mr. Carfora, Ms. Chadwick and Ms. Magurno, respectively.

(7) This amount includes shares held directly, shares allocated to the ESOP accounts of executive officers, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain of the group members' families, by certain related entities or by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or dispositive powers. This amount also includes an aggregate of 748,036 shares which directors and executive officers as a group have the right to acquire pursuant to stock options that are currently exercisable, and excludes 30,000 shares held by a family member of Amadeu L. Carvalho, a director of the Company, of which shares Mr. Carvalho disclaims beneficial ownership.

                        PROPOSAL I. ELECTION OF DIRECTORS

General

         The Company's Board of Directors consists of six members, each of whom is also a director of the Bank. Each of the current directors of the Company has served in such capacity since the Company's formation in March 1994. The Board is divided into three classes, each of which contains one-third of the Board. One-third of the directors are elected annually. Directors of the Company are generally elected to serve for three-year terms or until their respective successors are elected and qualified.

         The following table sets forth certain information, as of September 1, 2006, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors, acting on the recommendations of the Nominating Committee, approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as may be determined by the Board of Directors. At this time, the Board of Directors knows of no reason why either nominee may be unable to serve, if elected. Except as disclosed in this Proxy Statement, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

         The Board of Directors recommends that stockholders vote "FOR" the election of the nominees named in the table below.

                                                                                             Shares of
                                                                               Term         Common Stock      Percent
                                         Position(s) Held          Director      to         Beneficially        of
       Name               Age             in the Company           Since(1)    Expire         Owned(2)         Class
------------------       -----           ----------------          --------   --------        --------        -------

                                                    NOMINEES

Joseph L. LaMonica         56    Director, President and Chief       1987       2009           876,112         6.72%
                                 Executive Officer

Mario Teixeira, Jr.        70    Director                            1971       2009           335,770         2.61%

                                         DIRECTORS CONTINUING IN OFFICE

William C. Anderson        58    Chairman of the Board               1979       2007           720,802         5.48%

Amadeu L. Carvalho         77    Director                            1990       2007           137,626 (3)     1.07%

Patrick D. McTernan        54    Director, Senior Executive Vice     1989       2008           277,380         2.15%
                                 President, General Counsel and
                                 Secretary

Marvin D. Schoonover       56    Director                            1990       2008           130,445         1.01%

----------
(1) Includes service as a director of the Bank prior to the formation of the Company.
(2) Amounts include shares held directly, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain members of the directors' families, by certain related entities or by trusts of which the director is a trustee or substantial beneficiary, with respect to which shares the respective director may be deemed to have sole or shared voting and/or dispositive powers. Amounts also include 195,000, 33,500, 307,200, 40,000, 54,168 and 40,000 shares which Messrs.
      LaMonica, Teixeira, Anderson, Carvalho, McTernan and Schoonover, respectively, have the right to acquire pursuant to stock options that are currently exercisable. With respect to Messrs. McTernan and LaMonica, amounts also include 56,408 shares which have been allocated to each of their respective ESOP accounts.
(3) Amount excludes 30,000 shares held by a family member of which shares Mr. Carvalho disclaims beneficial ownership.

         The principal occupation of each director of the Company and each of the nominees for director is set forth below. All directors and nominees have held their present principal occupation for at least five years unless otherwise indicated.

         Joseph L. LaMonica--Mr. LaMonica has been President and Chief Executive Officer of the Company since its formation in March 1994, and of Penn Federal since 1988. Mr. LaMonica has served Penn Federal in various capacities since joining the Bank in 1980. He also is a member of and serves as a director to many charitable and philanthropic organizations.

         Mario Teixeira, Jr.--Mr. Teixeira has been a licensed funeral director since 1961. He is owner and President of the Buyus Funeral Home, located in Newark, owner of the Rucki-Bernauer Funeral Home, located in Newark, and owner of the Shaw-Buyus Home for Services, located in Kearny, New Jersey.

         William C. Anderson--Mr. Anderson has been Chairman of the Board of the Company since its formation in March 1994 and Chairman of the Board of Penn Federal since 1988. Mr. Anderson is also the Chairman of the Board and President of John Young Company, Inc., a real estate agency located in Caldwell, New Jersey.

         Amadeu L. Carvalho--Mr. Carvalho, retired Controller of the Singer Company, currently is in private accounting practice in Elizabeth, New Jersey. His practice includes tax services and business and strategic planning for small and medium size companies.

         Patrick  D.  McTernan--Mr.   McTernan  has  been  General  Counsel  and
Secretary of the Company since its formation in March 1994. He joined Penn Federal in 1989 as Senior Vice President and General Counsel, and was named Senior Executive Vice President in 1999. Mr. McTernan is a member of the New Jersey State Bar Association and the Legal Committee of the New Jersey League of Community Bankers.

         Marvin D. Schoonover--Mr. Schoonover is a Senior Account Executive with the EMAR Group, Inc., an insurance agency located in Livingston, New Jersey, and is responsible for the marketing, sales and servicing of commercial property and casualty insurance. Mr. Schoonover first joined the EMAR Group, Inc. in 1980.

Director Independence

         The Company's Board of Directors has determined that Directors Anderson, Carvalho, Teixeira and Schoonover are "independent directors," as that term is defined in Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc. (the "NASD"). These directors constitute a majority of the Board.

Meetings and Committees of the Board of Directors

         Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. For the fiscal year ended June 30, 2006, the Board of Directors met 16 times. During fiscal 2006, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Board of Directors of the Company has standing Executive, Audit, Nominating and Compensation Committees.

         The Executive Committee is comprised of all members of the Board. The Executive Committee meets on an as needed basis and exercises the power of the Board of Directors between Board meetings, to the extent permitted by law. This Committee did not meet during fiscal 2006.

         The Audit Committee is comprised of Chairman Anderson (Chairman) and Directors Carvalho and Teixeira. The Audit Committee functions under a written charter adopted by the Company's Board of Directors, a copy of which was attached as Appendix A to the Company's definitive proxy statement filed with the SEC on September 24, 2004. The Audit Committee is appointed by the Company's Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility relating to the integrity of the Company's consolidated financial statements and the financial reporting processes, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence, the annual independent audit of the Company's consolidated financial statements, the performance of the Company's internal audit function and independent registered public accounting firm and any other areas of potential financial risks to the Company specified by its Board of Directors. The Audit Committee also is responsible for hiring, retaining and terminating the Company's independent registered public accounting firm. The Audit Committee met six times in fiscal 2006. For additional information on the Company's Audit Committee, see "Audit Committee Matters" below.

         The Nominating Committee is comprised of Directors Schoonover (Chairman), Anderson and Carvalho, each of whom is an "independent director," as that term is defined in the NASD Marketplace Rules. The Nominating Committee is responsible for identifying and recommending director candidates to serve on the Board of Directors. Final approval of director nominees is determined by the full Board, based on the recommendations of the Nominating Committee.

         The Nominating Committee operates under a formal written charter adopted by the Board, a copy of which was attached as Appendix B to the Company's definitive proxy statement filed with the SEC on September 24, 2004. The Nominating Committee has the following responsibilities under its charter:

         (i) recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

         (ii) recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company's charter and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable organizations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

         (iii) review nominations submitted by stockholders, which have been addressed to the Company's Secretary, and which comply with the requirements of the Company's charter and bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations;

         (iv) annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

         (v)      perform  any  other  duties  or   responsibilities   expressly
                  delegated to the Committee by the Board.

         Pursuant to the Company's bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company no earlier than 120 days prior to the meeting date and no later than 90 days prior to the meeting date. If, however, less than 100 days' notice of the date of the meeting is given or made to stockholders by public notice or mail, nominations must be received by the Company not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public announcement of the date of the meeting was first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's bylaws.

         The Compensation Committee is comprised of Directors Carvalho (Chairman) and Teixeira. The Compensation Committee discharges the Board of Directors' responsibilities relating to the compensation of the Company's executive officers and other key management personnel, and makes recommendations to the Board regarding director compensation. This Committee also is responsible for administering the Company's 1994 Stock Option and Incentive Plan (the "Stock Option Plan"). This Committee acts as the compensation committee for the Company and the Bank. This Committee met two times during the fiscal year ended June 30, 2006.

         Meetings and Committees of the Bank. The Bank's Board of Directors generally meets twice per month and may have additional special meetings upon the written request of the Chairman of the Board, the President or at least three directors. The Bank's Board of Directors met 24 times during the fiscal year ended June 30, 2006. During fiscal 2006, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Bank has standing Audit and Human Resources Committees, as well as other committees which meet periodically. Set forth below is a description of certain committees of the Bank.

         The Audit Committee is responsible for the oversight of the Bank's Internal Audit Department and for the review of the Bank's annual audit report prepared by the Bank's independent registered public accounting firm. The current members of the committee are Chairman Anderson (Chairman) and Directors Carvalho and Teixeira. The Audit Committee met five times during fiscal 2006.

         The Bank's Human Resources Committee is responsible for the review and approval of the numerous personnel policies of the Bank. This Committee addresses, among other things, the Bank's benefit programs and plans and affirmative action plan. The current members of the Human Resources Committee are Directors Teixeira (Chairman), Schoonover, LaMonica and McTernan. The Committee met two times during fiscal 2006.

Stockholder Communications with Directors

         Stockholders may communicate with the Board of Directors by writing to:
Patrick D. McTernan, Secretary, PennFed Financial Services, Inc., 622 Eagle Rock Avenue, West Orange, New Jersey 07052-2989.

Board Member Attendance at Annual Stockholder Meetings

         Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances. Every director of the Company attended last year's annual meeting of stockholders.

Audit Committee Matters

         Audit Committee Report. The Audit Committee of the Company's Board of Directors has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended June 30, 2006:

         o        The  Audit  Committee  has  reviewed  and  discussed  with the
                  Company's   management  the  Company's   fiscal  2006  audited
                  financial statements;

         o The Audit Committee has discussed with the Company's independent registered public accounting firm for fiscal 2006, KPMG LLP, the matters required to be discussed by Statement on Auditing Standards No. 61;

         o The Audit Committee has received the written disclosures and letter from the independent registered public accounting firm required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company) and has discussed with the auditors their independence from the Company; and

         o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2006 audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2006.

         Submitted by the Audit Committee of the Company's Board of Directors:

                          William C. Anderson, Chairman
                               Amadeu L. Carvalho
                               Mario Teixeira, Jr.

         Independence of Members and Audit Committee Financial Expert. Each of Messrs. Anderson, Carvalho and Teixeira is "independent," as independence for audit committee members is defined in the NASD Marketplace Rules. The Company's Board of Directors has determined that Directors Anderson and Carvalho are "audit committee financial experts," as defined in the SEC's rules.

Director Compensation

         Fees. Each director of the Company also is a director of the Bank. For fiscal 2006, each non- employee director, other than the Chairman of the Board, was paid a retainer of $33,000 for service on the Bank's Board of Directors and a retainer of $2,000 for service on the Company's Board of Directors. For the Chairman, these amounts were $75,000 and $10,000, respectively. During fiscal 2006, each director other than the Chairman also received a fee of $500 for each meeting of the Bank's Board attended and for each meeting of the Company's Board attended. For the Chairman, these fees were $750 and $500, respectively. During fiscal 2006, each member of the Audit Committee received $500 for each Audit Committee meeting attended ($600 for the Chairman). In addition, during fiscal 2006, each director received

$400 per meeting for all other Company Board committee meetings attended ($500 for the chairman of each committee). Each non-employee director also received $5,000 for the payment of an annual life insurance premium ($10,000 for the Chairman of the Board).

         Director's Retirement Plan. Effective as of March 1, 2003, the Company adopted the PennFed Financial Services, Inc. Director's Retirement Plan (the "Director's Retirement Plan") to provide for retirement benefits to directors selected for participation in the Director's Retirement Plan. The Director's Retirement Plan provides that upon the later of the date of the termination of the participant's service as a director or advisory director and the participant's attainment of age 65, the participant will receive an annual benefit, payable in monthly installments over a ten-year period, equal to 70% of the annual director fees payable by the Company and the Bank to the participant as of the date of the participant's retirement. If a participant's service as a director or advisory director is terminated for cause, no benefits will be paid to him under the Director's Retirement Plan.

         If a participant dies while still providing services as a director or advisory director, no death benefit will be paid for the participant under the Director's Retirement Plan. If a participant dies after he has begun to receive retirement benefits under the Director's Retirement Plan, payment of these benefits will cease following his death.

         A participant becomes fully vested in his Director's Retirement Plan benefits in accordance with the vesting schedule, if any, set forth in his individual plan agreement. The current participants in the Director's Retirement Plan are Directors Anderson and Schoonover, each of whom is fully vested in his retirement benefits under the Director's Retirement Plan. The Director's Retirement Plan is an unfunded plan. The Company has, however, obtained life insurance policies on the lives of participants in the Director's Retirement Plan as a means of offsetting some of the costs of providing the benefits under the Director's Retirement Plan.

         Consulting Agreements. Effective as of March 1, 2003, the Company entered into consulting agreements ("Consulting Agreements") with each of Directors Carvalho and Teixeira for the purpose of ensuring the retention of the services and expertise of these directors as consultants following the termination of their service as directors. Each Consulting Agreement provides for a term commencing on the date the consultant ceases to be a director for any reason other than death (the "Retirement Date") and ending on the earlier of the date ten years after the Retirement Date or the date the consultant dies. Each Consulting Agreement calls for the consultant to provide expertise and services regarding director matters, matters pertaining to the management and operation of the Company and matters pertaining to publicly traded companies generally as the Company shall reasonably request. During the term of his Consulting Agreement, each consultant will be paid by the Company a monthly amount equal to one-twelfth of 70% of the annual director fees that the consultant was receiving from the Company and the Bank when he ceased providing services as a director of the Company and the Bank.

         Long-Term Care Insurance Program. In January 2005, the Bank adopted a long-term care insurance program to be offered on a voluntary basis to all employees, officers and directors of the Bank. The program provides a nursing home care benefit at $200 per day, to be adjusted for inflation. Each director of the Bank other than Director Carvalho participates in this program. These participating directors, along with Officers Carfora and Chadwick, will be provided with this benefit for their lifetimes at no cost to them, with the Bank paying the related premiums over a ten-year period. All other employees who choose to participate must pay the cost of their participation. The other employees may elect to pay their premiums over ten years, over twenty years or over their lifetimes and may choose to receive the benefit for three years, for five years or for their lifetimes. During fiscal 2006, the pre-tax cost of providing this benefit to the participating non- employee directors of the Bank was as follows: Mr. Anderson: $6,699, Mr. Schoonover: $6,371, and Mr.

Teixeira: $9,161. The amounts for Directors LaMonica and McTernan, along with the amounts for Officers Carfora and Chadwick, are provided in the Summary Compensation table.

Executive Compensation

         The following table sets forth information regarding compensation paid to the Company's Chief Executive Officer and to the four highest earning other executive officers of the Company and the Bank, based on salary and bonus for fiscal 2006 (the "Named Officers").

========================================================================================================================
                                                SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------
                                                                                    Long-Term
                                                                                   Compensation
                                                                             --------------------------
                           Annual Compensation                                        Awards
-------------------------------------------------------------------------------------------------------
                                                                              Restricted    Securities
                                                                                 Stock      Underlying      All Other
                                                  Salary         Bonus          Award(s)      Options      Compensation
    Name and Principal Position       Year         ($)            ($)             ($)           (#)            ($)
------------------------------------------------------------------------------------------------------------------------

Joseph L. LaMonica,                   2006       $525,250     $         --         --            --        $ 87,298   (1)
President and Chief                   2005        507,500          200,000         --            --         122,926
 Executive Officer                    2004        494,828               --         --            --         156,592

Patrick D. McTernan,                  2006       $243,225     $         --         --            --        $ 73,617   (1)
Senior Executive Vice President,      2005        235,000           80,000         --            --          96,249
 General Counsel and Secretary        2004        225,421               --         --            --         137,026

Jeffrey J. Carfora,                   2006       $232,875     $         --         --            --        $ 55,694   (1)
Senior Executive Vice President       2005        225,000           80,000         --            --          50,240
 and Chief Operating Officer          2004        205,000               --         --            --         114,733

Claire M. Chadwick,                   2006       $187,000     $         --         --            --        $ 49,723   (1)
Senior Executive Vice President       2005        170,000           50,000         --            --          44,677
 and Chief Financial Officer          2004        137,500               --         --            --          84,223

Maria F. Magurno,                     2006       $144,900     $         --         --            --        $ 20,890   (1)
Executive Vice President              2005        138,462           11,000         --            --          18,819
 and Residential Lending              2004        135,000           10,000         --            --          79,543
 Group Executive
========================================================================================================================

(1) Includes imputed income under the group term life insurance plan, income attributable under whole-life insurance policy, imputed income under life insurance policy obtained to provide additional death benefit under Supplemental Executive Retirement Plan, employer contributions to the 401(k) portion of Penn Federal's KSOP, allocations under the ESOP portion of the KSOP, long-term care insurance premiums paid by Penn Federal and fees for attending meetings of the Boards of Directors of the Company and the Bank, respectively, as follows: Mr. LaMonica - $4,231, $13,900, $2,674, $12,600, $22,421, $6,372 and $25,100; Mr. McTernan - $1,242,
      $6,270, $2,053, $12,600,  $22,421, $5,331 and $23,700; Mr. Carfora - $909,
      $0, $1,078, $12,600, $20,358, $5,149 and $15,600; Ms. Chadwick - $866, $0,
      $677, $11,954,  $15,201, $4,925 and $16,100; and Ms. Magurno - $1,042, $0,
      $0, $8,989, $10,859, $0 and $0.

         The following table sets forth certain information concerning stock option exercises during the last fiscal year and the number and value of stock options held by the Named Officers as of June 30, 2006. No stock options were granted to the Named Officers in fiscal 2006.

=========================================================================================================================
                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
-------------------------------------------------------------------------------------------------------------------------
                               Shares                         Number of Securities              Value of Unexercised
                              Acquired                       Underlying Unexercised             In-the-Money Options
                                 on                          Options at FY-End (#)                 FY-End ($)(1)
                              Exercise       Value       ----------------------------------------------------------------
        Name                     (#)       Realized ($)     Exercisable    Unexercisable     Exercisable    Unexercisable
-------------------------------------------------------------------------------------------------------------------------
Joseph L. LaMonica                --             --             200,000         --            $2,011,250         --
Patrick D. McTernan               --             --              54,168         --              $545,883         --
Jeffrey J. Carfora                --             --              36,168         --              $364,871         --
Claire M. Chadwick                --             --              22,000         --              $223,113         --
Maria F. Magurno                  --             --              20,000         --              $203,000         --
=========================================================================================================================

(1) Represents the aggregate market value (market price of the common stock less the exercise price) of the in-the-money options based on the closing price of the common stock on the NASDAQ Stock Market on June 30, 2006 ($18.65). An option is in-the-money if the exercise price of the option is less than the market value of the common stock.

Employment Agreements

         On November 28, 2000, the Company entered into employment agreements with Mr. LaMonica, Mr. McTernan and Mr. Carfora, replacing the existing employment agreements between Penn Federal and these officers. Effective as of August 12, 2003, the Company entered into an employment agreement with Ms. Chadwick, and on September 14, 2004 (but effective as of November 28, 2004), the Company entered into an employment agreement with Ms. Magurno. Each agreement is for a five-year term and provides for extensions of one year, in addition to the then-remaining term under the agreement, on each November 28th (beginning November 28, 2005, in the case of Ms. Magurno's agreement), as long as (1) the Company has not notified the officer at least 90 days in advance that the term will not be extended further and (2) the officer has not received an unsatisfactory performance review by the Board of Directors of the Company or the Bank. Each agreement provides for an annual base salary not less than the officer's current salary, discretionary and performance-based bonuses and participation in benefit plans and the receipt of fringe benefits to the same extent as the other executive officers of the Company and the Bank.

         Each agreement provides that if the officer's employment is involuntarily terminated, then during the lesser period (referred to below as the "applicable payout period") of the remaining term of the agreement or three years after the date of termination, he or she will be entitled to receive (1) on a monthly basis, 1/12th of his or her annual salary and 1/12th of the average annual amount of cash bonus and cash incentive compensation for the two full fiscal years preceding the date of termination, subject to reduction by the amount of the officer's earned income during the applicable payout period; (2) substantially the same life and disability insurance coverage and health and dental benefits as he or she would have received if he or she had remained employed, subject to reduction to the extent the officer receives equivalent or better benefits from another employer; and (3) if the involuntary termination occurs within the six months preceding, at the time of, or within 24 months after a change in control of the Company, an amount in cash equal to 299% of the officer's "base amount" (as defined in Section 280G of the Internal Revenue Code). The term "involuntary termination" is defined as termination of the officer's employment by the Company or the Bank (other than for cause, or due to death, disability or specified violations of law) without the officer's consent or by the officer following a material reduction of or interference with his or her duties, responsibilities or benefits without his or her consent.

         Each agreement provides that to the extent the officer receives any amounts or benefits that will constitute "excess parachute payments" under
Section 280G of the Internal Revenue Code and subject him or her to excise tax under Section 4999 of the Internal Revenue Code, he or she will be paid an additional amount that will offset the effect of any such excise tax. Each agreement also provides that to the extent the officer's total compensation for any taxable year exceeds the greater of $1,000,000 or the maximum amount of compensation deductible by the Company under Section 162(m) of the Internal Revenue Code (the greater of these two amounts referred to below as the "maximum allowable amount"), the excess amount must be deferred, with interest at 8% per annum compounded annually, to a taxable year in which the amount to be paid to the officer in that year (including deferred amounts and interest) does not exceed the maximum allowable amount.

Supplemental Executive Retirement Plan

         Effective as of March 1, 2003, the Bank adopted the Penn Federal Savings Bank Supplemental Executive Retirement Plan (the "SERP") to provide for supplemental retirement benefits to a select group of senior officers. The SERP provides that upon the later of the date of the termination of the participant's employment or the participant's attainment of age 65, the participant will receive an annual benefit, payable in monthly installments over a 15-year period, equal to 70% of the average of the participant's aggregate cash compensation (including pre-tax deferrals but excluding bonuses) during the two Company fiscal years in the five fiscal year period immediately prior to the termination of the participant's employment which results in the largest total amount of cash compensation. The maximum annual benefit may not exceed $300,000. A participant may elect to receive a discounted early retirement benefit under the SERP beginning on the later of the date of the termination of the participant's employment or the participant's attainment of age 55. A participant whose employment is terminated for cause will not receive any benefits under the SERP.

         If a participant dies before receiving any retirement benefits under the SERP, his or her designated beneficiary will receive a discounted lump sum payment of the participant's retirement benefits. If a participant dies after he or she has begun to receive retirement benefits under the SERP, the remaining payments will continue to be made to the participant's designated beneficiary for the rest of the payout period. In addition to the death benefit described in the two preceding sentences, a participant's beneficiary will receive a lump sum death benefit of $1,000,000.

         A participant becomes fully vested in his or her SERP benefits after ten years of service (with credit for years of service prior to the adoption of the SERP). The current participants in the SERP are Mr. LaMonica, Mr. McTernan, Mr. Carfora and Ms. Chadwick, each of whom is fully vested in his or her retirement benefits under the SERP. Based on their cash compensation for the last five fiscal years, the annual normal retirement benefits payable under the SERP to Mr. LaMonica, Mr. McTernan, Mr. Carfora and Ms. Chadwick would be $300,000, $167,379, $160,256 and $124,950, respectively.

         The SERP is an unfunded plan. The Bank has, however, obtained life insurance policies on the lives of participants in the SERP as a means of offsetting the costs of providing the benefits under the SERP.

Supplemental Executive Life Insurance Plan

         Effective March 1, 2003, the Bank adopted the Penn Federal Savings Bank Supplemental Executive Life Insurance Plan (the "Supplemental Life Insurance Plan") to provide supplemental life insurance benefits to a select group of officers who do not participate in the SERP. The Supplemental Life Insurance Plan provides that upon the death of a participant whose employment with the Company after at least ten years of service was terminated for any reason (including the participant's death while employed by the Bank) except cause, the participant's designated beneficiary will receive a lump sum amount equal to the participant's annual salary for the calendar year preceding the calendar year in which the participant's employment was terminated, and two times that amount if the termination results from death or regular, early or disability retirement.

         The Supplemental Life Insurance Plan is an unfunded plan. The Bank has, however, obtained life insurance policies on the lives of participants as a means of offsetting the costs of providing the benefits under the Supplemental Life Insurance Plan. Ms. Magurno is the only Named Officer who currently participates in the Supplemental Life Insurance Plan.

Certain Transactions

         The Bank has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer or business purposes. All loans by the Bank to its senior officers and directors are subject to regulations of the Office of Thrift Supervision restricting loans and other transactions with affiliated persons of the Bank. Under applicable law, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In this regard, all outstanding loans to the Bank's directors and senior officers have been made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and did not involve more than the normal risk of collectibility.

         Mr. LaMonica has two sons who are employed by the Bank. Andrew P. LaMonica is currently Second Vice President/Underwriting Manager and has been employed by the Bank since 1993. Peter J. LaMonica has been employed by the Bank since 1995 and is currently Second Vice President/Residential Lending Service Manager. During fiscal 2006, Andrew LaMonica earned a salary of $76,994 with no bonuses paid. During fiscal 2006, Peter LaMonica earned a salary of $59,227 with no bonuses paid.

Compensation Committee Report on Executive Compensation

         The Compensation Committee of the Company's Board of Directors, which acts as the compensation committee for the Company and the Bank, has furnished the following report on executive compensation:

         The Compensation Committee has responsibility for reviewing the compensation policies and plans for the Company and its affiliates. The policies and plans established are designed to enhance both short- term and long-term operational performance of the Bank and to build stockholder value through anticipated appreciation in the Company's common stock price.

         One of the Committee's primary objectives is to develop and maintain compensation plans which allow the Company to attract and retain quality executives at competitive compensation levels and which enhance stockholder value by aligning closely the financial interests of the executives of the Company and the Bank with those of the Company's stockholders. In determining compensation levels, plans and adjustments, the Committee takes into account, among other things, compensation reviews made by third parties each year. These studies primarily compare the compensation of the Bank's officers to officers of other financial institutions. The Committee also reviews the total compensation being paid to the executive officers of the Company and the Bank, utilizing tally sheets for each executive that quantify each component of compensation, including the benefits that would be realized by the executive under his or her employment agreement under various termination scenarios.

         With respect to Mr. LaMonica's base salary for the fiscal year ended June 30, 2006, the Committee took into account a comparison of salaries of chief executive officers of local and regional financial institutions and financial institutions comparable in size to the Bank, as well as his total compensation package quantified in his tally sheet. Likewise, each executive officer's base salary was determined utilizing financial institution compensation surveys and tally sheets. Mr. LaMonica's base salary for fiscal year 2006 was increased by $17,750 from his base salary for fiscal year 2005 because of the Company's numerous accomplishments during fiscal 2005 attributable to the performance and leadership of Mr. LaMonica.

         Effective July 1, 2001, the Company implemented a cash bonus program tied to percentage growth in earnings per share. The cash bonus plan for fiscal 2006 provided for bonuses payable quarterly to Messrs. LaMonica, McTernan and Carfora and Ms. Chadwick if the Company's annualized earnings per share growth exceeded certain minimum percentage thresholds. For fiscal 2006, the Company's earnings per share growth did not exceed the minimum threshold; accordingly, Messrs. LaMonica, McTernan and Carfora and Ms. Chadwick did not receive bonuses for fiscal 2006. The fiscal 2006 plan also provided for discretionary bonuses to Ms. Magurno and other senior management personnel without regard to growth in earnings per share. For fiscal 2006, Ms. Magurno was not awarded a discretionary bonus.

         The Bank and the Company have also included stock option and restricted stock awards as key elements in their total compensation package. Equity-based compensation provides a long-term alignment of interests and results achieved for stockholders with the compensation rewards provided to executive officers by providing those executives and others on whom the continued success of the Company most depends with a proprietary interest in the Company. All of the Company's and the Bank's executive officers have received awards pursuant to the Company's Stock Option Plan and Management Recognition Plan, and all shares authorized for awards under these plans have been utilized for option and restricted stock grants.

         Through the compensation programs described above, a significant portion of the Company's executive compensation is linked to corporate performance. The Committee will continue to review all elements of compensation to ensure that the compensation objectives and plans meet the Company's business business objectives and philosophy of linking executive compensation to stockholder interests in corporate performance as discussed above.

         In 1993,  Congress  amended the  Internal  Revenue  Code of 1986 to add
Section 162(m) to limit the corporate deduction for compensation paid to a corporation's five most highly compensated officers to $1.0 million per executive per year, with certain exemptions. The Committee carefully reviewed the impact of this legislation on the cost of the Company's and the Bank's current executive compensation plans. Under the legislation and regulations adopted thereunder, it is not expected that any portion of the Company's employee compensation will be non-deductible in fiscal 2006 or in future years by reason of compensation paid in fiscal 2006. The Committee intends to review the Company's executive compensation policies on an ongoing basis, and propose appropriate modifications, if the Committee deems them necessary, to these executive compensation plans with a view toward implementing the Company's compensation policies in a manner that avoids or minimizes any disallowance of tax deductions under Section 162(m). In this regard, each of the Company's employment agreements with the Named Officers provides for mandatory deferral of compensation that would otherwise be non-deductible by virtue of the limitations of Section 162(m). See "Employment Agreements."

         The foregoing report is furnished by the Compensation Committee of the Board of Directors:

                           Amadeu L. Carvalho, Chairman
                           Mario Teixeira, Jr.

Stock Performance Presentation

         The line graph below compares the cumulative total stockholder return on the Company's common stock to the cumulative total return of a broad index (all NASDAQ U.S. Stocks) and a savings and loan industry index for the period June 30, 2001 through June 30, 2006.

                                [GRAPH OMITTED]


                                                                          Period Ending
                                             ------------------------------------------------------------------------
Index                                           06/30/01    06/30/02    06/30/03     06/30/04    06/30/05    06/30/06
---------------------------------------------------------------------------------------------------------------------
PennFed Financial Services, Inc.                  100.00      122.01      123.19       149.38      153.99      172.71
NASDAQ Composite                                  100.00       67.93       75.71        95.97       97.03      103.32
SNL $1B-$5B Thrift Index                          100.00      141.66      166.64       204.99      230.20      248.57


               PROPOSAL II. RATIFICATION OF THE APPOINTMENT OF THE
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         On August 24, 2004, the Company engaged KPMG LLP as its independent registered public accounting firm for the fiscal year ended June 30, 2005, and chose not to renew the engagement of Deloitte & Touche LLP, the Company's independent registered public accounting firm for the fiscal year ended June 30, 2004. The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors, which subsequently advised the Board of its decision.

         In connection with the audits of the two fiscal years ended June 30, 2004, and the subsequent interim period through August 27, 2004, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. In connection with the audits of the two fiscal years ended June 30, 2004, and the subsequent interim period through August 27, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) with Deloitte & Touche LLP. The audit reports of Deloitte & Touche LLP on the consolidated financial statements of the Company as of and for the years ended June 30, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         The Audit Committee of the Company's Board of Directors has approved the engagement of KPMG LLP as the Company's independent registered public accounting firm for the 2007 fiscal year, subject to the ratification of the appointment by the Company's stockholders at the Meeting. Representatives of KPMG LLP are expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make statements if they so desire.

         For the fiscal years ended June 30, 2006 and 2005, KPMG LLP and Deloitte & Touche LLP provided various audit and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

         (a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements, for the audit pursuant to Section 404 of the Sarbanes-Oxley Act and for the review of financial statements included in the Company's Quarterly Reports on Form 10-Q: 2006
                  - KPMG LLP: $376,805;  Deloitte & Touche: $17,500; 2005 - KPMG
                  LLP: $366,250; Deloitte & Touche LLP: $34,200.

         (b) Audit Related Fees: Aggregate fees billed for professional services rendered related to audits of employee benefit plans:
                  2006 - KPMG LLP: $22,500;  Deloitte & Touche:  $2,000;  2005 -
                  KPMG LLP: $0; Deloitte & Touche LLP: $18,500.

         (c)      Tax Fees:  Aggregate  fees  billed for  professional  services rendered related to tax return preparation and tax consultations: 2006 - KPMG LLP: $32,000; Deloitte & Touche:
                  $0; 2005 - KPMG LLP: $0; Deloitte & Touche LLP: $44,020.

         (d) All other fees: Aggregate fees billed for all other professional services (consisting of research services): 2006
                  - KPMG LLP:  $3,100;  Deloitte & Touche:  $0; 2005 - KPMG LLP:
                  $0; Deloitte & Touche LLP: $0.

         The Audit Committee preapproves all audit and permissible non-audit services to be provided by the independent registered public accounting firm and the estimated fees for these services. None of the services provided by KPMG LLP and Deloitte & Touche LLP described in items
(a)-(d) above was approved by the Audit Committee pursuant to a waiver of the pre-approval requirements of the SEC's rules and regulations.

         The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2007.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Company's next annual meeting must be received by its Secretary at the administrative office of the Company, located at 622 Eagle Rock Avenue, West Orange, New Jersey 07052-2989, no later than May 25, 2007 to be eligible for inclusion in the Company's proxy statement and form of proxy for the next annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's charter and bylaws and applicable state law.

         To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company no later than July 28, 2007, and no earlier than June 28, 2007. If, however, the date of the next annual meeting is before October 6, 2007 or after December 25, 2007, proposals must instead be received by the Company by the later of the 90th day before the date of the next annual meeting or the tenth day following the day on which notice of the date of the next annual meeting is mailed or public announcement of the date of the next annual meeting is first made, and no earlier than the 120th day prior to the date of the next annual meeting. If a stockholder proposal that is received by the Company after the applicable deadline for presentation at the next annual meeting is raised at the next annual meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next annual meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons owning more than 10% of a registered class of the Company's equity securities, to file periodic reports of ownership and changes in ownership with the SEC and to provide the Company with copies of such reports. Based solely upon information provided to the Company by the directors and officers subject to Section 16(a), all Section 16(a) filing requirements applicable to these persons were complied with during fiscal 2006.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. If, however, any other matter should properly come before the Meeting, it is intended that the Board of Directors, as proxy for the stockholder, will act in accordance with its best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telephone without additional compensation.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ William C. Anderson


                                          William C. Anderson
                                          Chairman of the Board

West Orange, New Jersey
September 22, 2006

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                 REVOCABLE PROXY
                        PENNFED FINANCIAL SERVICES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 26, 2006

     The undersigned hereby appoints the Board of Directors of PennFed Financial Services, Inc. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders (the "Meeting"), to be held on Thursday, October 26, 2006 at Mayfair Farms, located at 481 Eagle Rock Avenue, West Orange, New Jersey, at 10:00 a.m., local time, and at any and all adjournments or postponements thereof, as follows:

                                                                  With-  For All
                                                           For    hold   Except
I. The  election  of  the  following   directors  for      [_]    [_]      [_]
   three-year terms:

   Joseph L. LaMonica
   Mario Teixeira, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

                                                           For  Against  Abstain
II. The ratification of  the appointment of KPMG  LLP      [_]    [_]      [_]
    as independent registered  public accounting firm
    for  the  Company  for   the  fiscal  year ending
    June 30, 2007.

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Directors recommends a vote "FOR" the election of the nominees named herein and "FOR" the ratification of the appointment of KPMG LLP.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED HEREIN AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP. IF ANY OTHER BUSINESS IS PRESENTED AT
THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY THE BOARD OF DIRECTORS IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                                                        ------------------------
Please be sure to sign and date                         | Date
 this Proxy in the box below.                           |
--------------------------------------------------------------------------------



---Stockholder sign above---------------------Co-holder (if any) sign above-----

--------------------------------------------------------------------------------
  ^ Detach above card, sign, date and mail in postage-paid envelope provided. ^

                        PENNFED FINANCIAL SERVICES, INC.


--------------------------------------------------------------------------------
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The above signor(s) acknowledge(s) receipt from the Company, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2006.

     Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                  PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL
                THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------------

---------------------------------------

---------------------------------------